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                                                                    Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John B. Carrington hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   He is the Chief Executive Officer of Websense, Inc.

2. The Annual Report on Form 10-K of Websense, Inc. for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3. The information contained in the Annual Report on Form 10-K of Websense, Inc. for the annual period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Websense, Inc.


Dated:  March 28, 2003


                              By:      /s/ JOHN B. CARRINGTON
                                      -----------------------
                                      John B. Carrington
                                      Chief Executive Officer


* A signed original of this written statement required by Section 906 has been provided to Websense, Inc. and will be retained by Websense, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities
Act of 1933 or the Securities Act of 1934, irrespective of any general incorporation language contained in such filing.
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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Douglas C. Wride hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   He is the Chief Financial Officer of Websense, Inc.

2. The Annual Report on Form 10-K of Websense, Inc. for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3. The information contained in the Annual Report on Form 10-K of Websense, Inc. for the annual period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Websense, Inc.


Dated:  March 28, 2003


                                       By:      /s/ DOUGLAS C. WRIDE
                                                --------------------
                                                Douglas C. Wride
                                                Chief Financial Officer


* A signed original of this written statement required by Section 906 has been provided to Websense, Inc. and will be retained by Websense, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Act of 1934, irrespective of any general incorporation language contained in such filing.